Exhibit 99.1

 Sale of Specialty Papers

August 21, 2018

NYSE: GLT

 Forward-Looking Statements and
Use of Non-GAAP Financial Measures

Any statements included in this presentation which pertain
to future financial and business matters are
"forward-looking statements" within the meaning of the safe
harbor provisions of the United States Private Securities
Litigation Reform Act of 1995. The Company uses words such
as "anticipates"; "believes"; "expects"; "future"; "intends"
and similar expressions to identify forward-looking
statements. Any such statements are based on management's
current expectations and are subject to numerous risks,
uncertainties and other unpredictable or uncontrollable
factors that could cause future results to differ materially from those expressed in the forward-looking statements
Including, but not limited to: changes in industry,
business, market, political and economic conditions in the
U.S. and other countries in which the Company does business, demand for or pricing of its products, changes in tax
legislation, governmental laws, regulations and policies,
initiatives of regulatory authorities, technological changes and innovations, market growth rates, and cost reduction
initiatives. In light of these risks, uncertainties and
other factors, the forward-looking matters discussed in this presentation may not occur and readers are cautioned not to
place undue reliance on these forward-looking statements. The forward looking statements speak only as of the date of
this presentation and Glatfelter undertakes no obligation,
and does not intend, to update these forward-looking
statements to reflect events or circumstances
occurring after the date of this presentation. More
information about these factors is contained in Glatfelter's filings with the U.S. Securities and Exchange Commission,
which are available at www.glatfelter.com. During the course of this presentation, certain non-U.S. GAAP financial
measures will be presented. A reconciliation of these
measures to U.S. GAAP financial measures is included in the
appendix of this presentation.

 Completed Strategic Review of Specialty
   Papers

On August 21, signed definitive agreement to sell the
Specialty Papers business unit to Lindsay Goldberg

("Purchaser")

Sale price of $360 million on a cash free, debt free basis
Net cash proceeds of approximately $320 million Price is
subject to customary working capital adjustment and an
adjustment for retiree healthcare and other liabilities of
approximately $40 million to be assumed by Purchaser
Purchaser will also assume approximately $250 million in
pension liabilities relating to Specialty Papers' employees
and receive approximately $300 million of related assets
from Glatfelter's existing pension plan Glatfelter's
remaining pension plan will continue to be significantly
overfunded; no contributions expected for the foreseeable
future Glatfelter will be required to reimburse Purchaser up to $7.5 million if certain assets require additional repairs after the closing Transaction costs are estimated at $12
million Anticipate closing to occur during Q4 2018

 Creating A More Focused Growth Platform

Transforming Glatfelter into a leading engineered materials
company Leadership positions in key markets with growth
rates of 2% to 8% Hygiene, tea, single serve coffee, wall
cover, wipes and home care products Acquisition of GP's
European nonwovens business for $185 million expected to
close in Q4 2018 Long-term strategy will focus investments
and resources on accelerating growth Growth to be driven by
strategic acquisitions and continued organic investments
June 30, 2018 TTM - Pro-Forma Net Sales: $846 million

Advanced Airlaid Materials $276

Composite Fibers $571

June 30, 2018 TTM - Pro-Forma Adj. EBITDA: $111.4* million
*includes Other and Unallocated of ($20.8)

[CATEGORY NAME] [VALUE]

[CATEGORY NAME] [VALUE]

Positions Glatfelter as a focused, global and
growth-oriented engineered materials company

 Improved Financial Position

(in millions)
Cash

Total Debt

Net Debt

TTM Adj. EBITDA (June 30, 2018)
Leverage

June 30 2018
$107.2
$521.2
$414.0
$146.6
2.8
Sale of Specialty Papers

$90.0
($218.0)
($308.0)(2)
$35.2(1)
Pro Forma June 30, 2018

$197.2
$303.2
$106.0
$111.4
1.0
Proceeds from sale will be primarily used to reduce debt
Provides additional funds to complete previously announced
acquisition of GP's European nonwovens business
(1) Includes
Adjusted EBITDA for Specialty Papers and $5 million of
stranded corporate cost allocations. The Company expects to
eliminate $22 million of the $27 million corporate costs
currently allocated to Specialty Papers.

(2) Net transaction proceeds subject to customary working
capital adjustment and adjustment for retiree healthcare
liabilities to be assumed by Purchaser and includes $12
million of estimated transaction costs. Strong balance sheet with improved financial flexibility to execute growth
strategy

 Appendix

 Historical Financial Trends (Pro Forma)

Net Sales (in millions)

$683
2012
$835
2013
$900
2014
$786
2015
$761
2016
$800
2017
$846
TIM 6/30/2108

Adj. EBITDA/Margin % (in millions)
10.2%
$69.5
2012
11.9%
$99.3
2013
12.2%
$109.9
2014
12.4%
$97.2
2015
11.4%
$87.1
2016
13.4%
$107.0
2017
13.2%
$111.4
TIM 6/30/2018

Adj. EBITDA
Margin

Engineered Materials businesses driving growth and margin
expansion Note: Above figures reflect historical Pro Forma
total company results excluding Specialty Papers and
including $5 million of stranded corporate costs

Flexible Operating Platforms
Strong Global Reach



Gatineau, Quebec
York, PA
Fort Smith, AR
Atlanta, GA
Lydney, UK
Caerphilly, UK
Scaër, France
Moscow, Russia
Falkenhagen, Germany
Dresden, Germany
Gernsbach, Germany
Dresden, Germany
OberSchmitten, Germany
Suzhou, China
Hong Kong, China
Lanao del Norte, Philippines
Corporate Headquarters
Composite Fibers
Advanced Airlaid Materials
Sales / Distribution Offices
Glatfelter end-markets

Pro Forma 2017 Revenue Breakdown[1]		
Europe	60%	$0.5 billion
North America	26%	$0.2 billion
ROW	14%	$0.1 billion
Total	100%	$0.8 billion

Strong global production platform in core geographies enhanced by key sales and distribution operations

[1] Reflects Pro Forma total revenue of Airlaid Materials and Composite Fibers businesses and excluding Specialty Papers operations

8

Reconciliation of Non-GAAP Measures

Adjusted EBITDA, Excluding Pension

In millions
Net income
Taxes

Pension Expense

Depreciation and Amortization

Net Interest Expense

EBITDA, exclusion Pension
Adjustments / exclusions

Gains on Timberland Sales and Transaction Related Costs
Pension settlement charges
SPBU Environmental Compliance
Asset Impairment Charge

Debt Redemption Costs

Strategic Initiatives

Acquisition and Integration Related
   Costs

Cost optimization actions (net of asset write off)
International Legal Entity Restructuring

AMBU Capacity Expansion

Fox River Environmental Matter

Adjusted EBITDA, excluding pension
2012
$59.4
19.6
11.6
69.5
18.2
178.3
(9.2)
-
-
5.1
-
-
-
$174.2
2013
$67.2
2.0
14.2
68.2
17.7
$169.3
(1.4)
-
-
-
6.5
-
2.8
-
$177.2
2014
$69.2
18.1
6.7
70.6
18.8
$183.4
(4.9)
-
3.3
-
1.1
0.5
-
-
$183.3
2015
$64.6
14.0
9.1
63.2
17.2
$168.1
(20.9)
-
1.2
-
0.2
2.5
-
0.1
10.0
$161.1
2016
$21.6
(10.7)
5.5
65.8
15.6
$97.7
-
7.3
8.3
-
-
-
3.5
-
2.7
40.0
$159.6
2017
$7.9
31.4
6.6
76.0
17.5
139.6
(0.2)
-
3.6
-
-
5.5
-
10.9
-
$159.4
TTM 6/30/2018

$0.3
20.5
7.1
80.6
20.1
$128.7
(1.8)
-
1.1
-
4.3
-
3.2
-
11.1
-
$146.6
Note: The sum of individual amounts set forth above may not
agree to the column totals due to rounding. 9

 Reconciliation of Non-GAAP Measures

Adjusted EBITDA, Excluding Pension

in millions
Composite Fibers Operating Profit

Addback: Depreciation & Amortization

Composite Fibers EBITDA
Advanced Airlaid Materials Operating
   Profit

Addback: Depreciation & Amortization

Advanced Airlaid Materials EBITDA

Speciality Papers Operating Profit

Addback: Depreciation & Amortization

Specialty Papers EBITDA
2012
$36.1
23.5
$59.6
$18.0
8.7
$26.7
$67.3
32.4
$99.7
2013
$62.4
24.8
$87.2
$21.4
8.9
$30.4
$39.7
33.2
$72.9
2014
$68.2
29.7
$97.9
$25.3
9.1
$34.4
$38.6
29.9
$68.4
2015
$61.3
26.2
$87.6
$21.2
8.8
$30.0
$33.0
26.0
$58.9
2016
$54.2
27.8
$82.1
$26.3
9.0
$35.3
$41.2
26.3
$67.5
2017
$62.3
28.3
$90.6
$30.1
9.6
$39.7
$16.6
30.8
$47.3
TTM 6/30/2018
$61.7
29.1
$90.8
$30.2
11.3
$41.5
($2.0)
32.2
$30.2
Note: The sum of individual amounts set forth above may not
agree to the column totals due to rounding. 10

 Reconciliation of Non-GAAP Measures

Net Sales and Adjusted EBITDA, Excluding
   Pension

In millions
Net Sales

Less: Specialty Papers Net Sales

Pro Forma Net Sales

EBITDA

Less: Specialty Papers EBITDA

Less: Stranded Corporate costs

Pro Forma Adjusted EBITDA

2012
$1,578
(895)

$174.2
(99.7)
(5.0)
$69.5
2013
$1,723
(888)
835
$177.2
(72.9)
(5.0)
$99.3
2014
$1,802
(903)
900
$183.3
(68.4)
(5.0)
$109.9
2015
$1,661
(875)
786
$161.1
(58.9)
(5.0)
$97.2
2016
$1,605
(844)

$159.6
(67.5)
(5.0)
$87.1
2017
$1,591
(791)

$159.4
(47.3)
(5.0)
$107.0
TTM 6/30/18

$1,630
(783)

$146.6
(30.2)
(5.0)
$111.4
Note: The sum of individual amounts set forth above may not
agree to the column totals due to rounding. 11

 Reconciliation of Non-GAAP Measures

Net Debt and Leverage

Net debt & Leverage

In millions
Current Portion of Long-Term Debt

Long-Term Debt

Total Debt

Less: Cash

Net Debt

Net Debt

Divided by: TTM Adjusted EBITDA

Leverage*

December 31 2017
$11.3
470.1
481.4
(116.2)
$365.2
$365.2
159.4
2.3x
June 30 2018
$11.0
510.2
521.2
(107.2)
$414.0
$414.0
146.6
2.8x
June 30 2018 (Pro Forma)

$11.0
292.2
303.2
(197.2)
$106.0
$106.0
111.4
1.0x
* - The above calculation is not intended to be used for
purposes of calculating debt covenant compliance. 12